UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 3, 2010
Date of Report (Date of earliest event reported)
NYSE Euronext
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33392 (Commission File Number)	20-5110848 (IRS Employer Identification No.)

11 Wall Street New York, New York (Address of principal executive offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 656-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
     On August 3, 2010, NYSE Euronext issued a press release announcing its results of operations for, and its financial condition as of the end of, the second quarter 2010.
     A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated August 3, 2010, entitled “NYSE Euronext Announces Second Quarter 2010 Financial Results.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext
Dated: August 3, 2010	By /s/ Michael S. Geltzeiler
Michael S. Geltzeiler
Group Executive Vice President & Chief Financial Officer